Exhibit 99.1

ORBITAL ENERGY GROUP, INC.

(f/k/a CUI Global, Inc.)

EMPLOYEE STOCK APPRECIATION RIGHTS AGREEMENT – CASH SETTLED

(Officer)

THIS AGREEMENT (“Agreement”) is effective as of the 1st day of June 2020 (the “Grant Date”), by and between ORBITAL ENERGY GROUP, INC. (f/k/a CUI Global, Inc.), a Colorado corporation (the “Company”), and                                          (the “Grantee”).

In consideration of good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Company and Grantee therefore agree as follows:

1.     Grant of SAR. Subject to the terms and conditions herein, the Company hereby awards to the Grantee, during the period commencing on June 1, 2020 and expiring at 5:00 p.m. Houston, Texas time (“Close of Business”) on June 1, 2026 (the “SAR Term”), cash settled stock appreciation rights with respect to the number of shares of Company Common Stock (“Common Stock”) set forth on Schedule 1 hereto (the “SAR Shares”) with an exercise price set forth on Schedule 1 (the “Exercise Price”). The Exercise Price and SAR Shares are subject to equitable adjustments as determined by the Committee for stock splits, recapitalizations and other similar corporate actions. This stock appreciation right is hereinafter referred to as the “SAR.”

2.     Conditions of Exercise. The SAR is exercisable only in accordance with the conditions stated in this paragraph.

(a)     Except as otherwise provided for herein, the SAR Shares shall vest in equal monthly installments over the course of 24-months beginning June 1, 2020; however, in the event of termination without cause by the Company, a Change of Control or termination for Good Reason by the Grantee or voluntary separation by the Executive, the SARS shall immediately vest in full, and may be exercised by Grantee at any time during the SAR Term.

(b)     To the extent the SAR becomes exercisable, the SAR may be exercised in whole or in part (at any time or from time to time, except as otherwise provided herein) 24 months after the Agreement is fully executed and effective until expiration of the SAR Term or earlier termination thereof.

3.     Manner of Exercise. The SAR shall be considered exercised (as to the number of SAR Shares specified in the notice referred to in subparagraph (a) below) on the latest of (i) the date of exercise designated in the written notice referred to in subparagraph (a) below, (ii) if the date so designated is not a business day, the first business day following such date or (iii) the earliest business day by which the Company has received all of the following:

(a)     Written notice, in such form as the Committee may require, designating, among other things, the date of exercise and the number of SAR Shares with respect to which the SAR is to be exercised; and

(b)      Any other documentation that the Committee may reasonably require.

4.     Payment by the Company. As soon as practicable after receipt of all items referred to in paragraph 3, and subject to the withholding referred to in paragraph 7, the Company shall deliver to the Grantee an amount, in cash, equal to the product of (i) the number of SAR Shares with respect to which the SAR was exercised and (ii) the difference between (A) the Fair Market Value per share of Common Stock on the date of exercise, and (B) the Exercise Price. Fair Market Value equals the weighted average closing price of the Company’s common stock (as reflected on Nasdaq.com) for the five (5) trading days immediately preceding the exercise date.

5.     Nontransferability of SAR. During Grantee’s lifetime, the SAR is not transferable (voluntarily or involuntarily) other than pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a “QDRO”), and, except as otherwise required pursuant to a QDRO, is exercisable only by the Grantee or Grantee’s court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries to whom the SAR shall pass upon Grantee’s death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on the form annexed hereto as Exhibit A or such other form as may be prescribed by the Committee, provided that no such designation shall be effective unless so filed prior to the death of Grantee. If no such designation is made or if the designated beneficiary does not survive the Grantee’s death, the SAR shall pass by will or the laws of descent and distribution. Following Grantee’s death, the SAR, if otherwise exercisable, may be exercised by the person to whom such SAR passes according to the foregoing and such person shall be deemed the Grantee for purposes of any applicable provisions of this Agreement.

Notwithstanding the foregoing, the SAR is transferable by the Grantee to (i) the children or grandchildren of the Grantee (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members (“Immediate Family Member Trusts”), or (iii) a partnership or partnerships in which such Immediate Family Members have at least ninety-nine percent (99%) of the equity, profit and loss interests (“Immediate Family Member Partnerships”). Subsequent transfers of a transferred SAR shall be prohibited except by will or the laws of descent and distribution or pursuant to a QDRO, unless such transfers are made to the original Grantee or a person to whom the original Grantee could have made a transfer in the manner described herein. No transfer shall be effective unless and until written notice of such transfer is provided to the Committee, in the form and manner prescribed by the Committee. Following transfer, the SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and, except as otherwise provided herein, the term “Grantee” shall be deemed to refer to the transferee. The consequences of termination of employment shall continue to be applied with respect to the original Grantee, following which the SAR shall be exercisable by the transferee only to the extent and for the periods specified in the Plan and this Agreement.

6.     No Stockholder Rights. The Grantee shall not be deemed for any purpose to be, or to have any of the rights of, a stockholder of the Company with respect to any shares of Common Stock as to which this Agreement relates.

7.     Mandatory Withholding for Taxes. Grantee acknowledges and agrees that the Company shall deduct from the cash otherwise payable or deliverable upon exercise of the SAR an amount of cash that is equal to the amount of all federal, state and local taxes required to be withheld by the Company upon such exercise, as determined by the Committee.

8.     Restrictions Imposed by Law. That Grantee will not exercise the SAR and that the Company will not be obligated to deliver any payment, if counsel to the Company determines that such exercise or payment would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Common Stock is listed or quoted. The Company shall in no event be obligated to take any affirmative action in order to cause the exercise of the SAR or the resulting payment to comply with any such law, rule, regulation or agreement.

9.     Notice. Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement shall be in writing and shall be (a) delivered personally to the following address, or (b) mailed via a nationally recognized mail courier (i.e. UPS/Federal Express):

Orbital Energy Group, Inc.

(f/k/a CUI Global, Inc.)

1924 Aldine Western Road

Houston, TX 77038

Attention: Human Resources

Any notice or other communication to the Grantee with respect to this Agreement shall be in writing and shall be delivered personally, or shall be sent by overnight by a nationally recognized courier (i.e., UPS/Federal Express), to Grantee’s address as listed in the records of the Company on the Grant Date, unless the Company has received written notification from the Grantee of a change of address.

10.     Amendment. Notwithstanding any other provisions hereof, this Agreement may be supplemented or amended from time to time as approved by the Committee. Without limiting the generality of the foregoing, without the consent of the Grantee.

(a)     this Agreement may be amended or supplemented (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, and, provided, in each case, that such changes or corrections shall not adversely affect the rights of Grantee with respect to the Award evidenced hereby without the Grantee’s consent, or (iii) to make such other changes as the Company, acting through the Committee, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and

(b)     the Award evidenced by this Agreement may be canceled by the Committee and a new Award made in substitution therefor, provided that no such action shall adversely affect the SAR to the extent then exercisable without the Grantee’s consent.

11.     Grantee Employment. Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, shall confer or be construed to confer on the Grantee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any employing subsidiary to terminate the Grantee’s employment at any time, with or without cause; subject, however, to the provisions of the Employment Agreement.

12.     Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Texas.

13.     Construction. References in this Agreement to “this Agreement” and the words “herein,” “hereof,” “hereunder” and similar terms include all exhibits and schedules appended hereto. This Agreement is entered into, and the Award evidenced hereby is granted, and shall be governed by and construed in accordance with the administrative interpretations adopted by the Committee. All decisions of the Committee upon questions regarding this Agreement shall be conclusive. The headings of the paragraphs of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

14.     Duplicate Originals. The Company and the Grantee may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

15.     Rules by Committee. The rights of the Grantee and obligations of the Company hereunder shall be subject to such reasonable rules and regulations as the Committee may adopt from time to time hereafter.

16.     Entire Agreement. Subject to the provisions of the Employment Agreement, Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between the parties hereto with respect to the SAR and replaces and makes null and void any prior agreements, oral or written, between Grantee and the Company regarding the SAR. To the extent of any conflict between this Agreement and the Employment Agreement, the terms of the Employment Agreement shall control.

17.     Grantee Acceptance. Grantee shall signify acceptance of the terms and conditions of this Agreement by signing in the space provided at the end hereof and returning a signed copy to the Company.

ORBITAL ENERGY GROUP, INC.

(f/k/a CUI Global, Inc.)

By:

Print Name:

Title:

ACCEPTED:

[GRANTEE]

Schedule 1 to Stock Appreciation Rights Agreement dated as of                         , 2020

Orbital Energy Group, Inc.

(f/k/a/ CUI Global, Inc.)

Cash-Settled Stock Appreciation Rights Plan

Grantee:

Grant Date:	June 1, 2020

Exercise Price:	$1.00 per share (FMV as of grant date)

SAR Shares:	shares of Common Stock.

Exhibit A to Stock Appreciation Rights Agreement dated as of                             , 2020

Orbital Energy Group, Inc.

(f/k/a CUI Global, Inc.)

Cash-Settled Stock Appreciation Rights Plan

Designation of Beneficiary

I, (the “Grantee”), hereby declare that upon my death (the “Beneficiary”) of
Name

Street Address	City	State	Zip Code

who is my , shall be entitled to the SAR and all other rights accorded the
Relationship to Grantee

Grantee by the above-referenced agreement (the “Agreement”).

It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary’s survival of the Grantee’s death. If any such condition is not satisfied, such rights shall devolve according to the Grantee’s will or the laws of descent and distribution.

It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee’s death.

MTC/ej/62622165v1